Exhibit 32

            CERTIFICATION OF PRESIDENT AND VICE PRESIDENT AND CASHIER
             PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In  connection  with the  Quarterly  Report  of  Volunteer  Bancorp,  Inc.  (the
"Corporation") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Vice President and Cashier of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation;

Date:  May 14, 2004                         By: /s/ Reed D. Matney
                                                ---------------------------
                                                Reed D. Matney
                                                President


Date:  May 14, 2004                         By: /s/ Greg Oliver
                                                ---------------------------
                                                Greg Oliver
                                                Vice President and Cashier